UIL Holdings Corporation
42nd Annual EEI Financial Conference
Orlando, Florida
November 2007
Transforming Investment
into Future Value
EXHIBIT 99.1

Easton
Trumbull
Shelton
Ansonia
Woodbridge
Hamden
North Haven
Derby
Orange
New Haven
East Haven
No. Branford
West Haven
Fairfield
Bridgeport
Stratford
Milford

UI Service Territory in Connecticut
Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These
include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such
forward-looking statements are based on the Corporation’s
expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other
economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the Corporation’s subsidiaries. The foregoing and other factors are discussed and should be reviewed in the Corporation’s most recent Annual Report on Form 10-K and other subsequent
periodic filings with the Securities and Exchange Commission.
Forward-looking statements included herein speak only as of the date hereof and the Corporation undertakes no obligation to
revise or update such statements to reflect events or
circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
For more information, contact:
Sue Allen - V.P. IR, 203.499.2409
Susan.Allen@uinet.com
Michelle Hanson - Mgr. IR, 203.499.2481

Michelle.Hanson@uinet.com
James P. Torgerson
Chief Executive Officer
Anthony J. Vallillo
President and Chief Operating Officer, UI
Richard J. Nicholas
Executive Vice President and Chief Financial Officer
Safe Harbor Provision

Discussion Topics
●

Introduction
●

2007 Accomplishments
●

10-year capital expenditure plan and future opportunities
●

2007 Financial results and earnings guidance
●

2007-2009 Financing plan
●

Why invest in UIL?

Easton
Trumbull
Shelton
Ansonia
Derby
Woodbridge
Hamden
North Haven
New Haven
East Haven
No. Branford
Orange
West Haven
Milford
Bridgeport
Stratford
Fairfield

Who We Are…
●
The United Illuminating Company, a wholly owned subsidiary of UIL Holdings
      Corporation
●
Pure-play utility
■
320,000 customers in Connecticut
◆
290,000 residential customers
◆
30,000 commercial & industrial customers
●
$1.78B Total Assets
●
$885M Market Capitalization*
●
920 Employees

* As of October 31, 2007

Pure-play utility with earnings growth.

Why UIL?
UIL. A smart investment for smart investors.
●
Competitively positioned for continued success
■
Solid enterprise foundation
■
Seasoned management team with industry expertise
■
Attractive investment opportunities in both distribution and transmission businesses
■
Future investment opportunities in generation on the horizon
■
Trusted by customers and stakeholders
●
Focused on regulated utility
■
Pure-play utility with earnings growth
●
Continued committment to the dividend
■
Consistent dividend for more than 12 years, returning an annual dividend of
     $1.728 per share

2007 Accomplishments
●
Announced 10-year, $1.75B capital expenditure program
■
$887 in Distribution, $866 in Transmission
■
To support robust infrastructure and customer needs
●
Continued progress on the Middletown/Norwalk transmission project
■
Nearing 50% complete
■
In service in 2009
●
Partnering with NRG Energy enables new generation investment opportunities
■
Hybrid generation model can deliver the “best of both worlds”
■
Win for customers and shareowners
●
UI was honored as the winner for the Global AMI Utility Peer Group Revenue Assurance
      Initiative
■
Award for best practices related to business case development, implementation and operation of advanced metering systems
●
Favorable FERC rulings
■
Transmission investment incentives
■
Attractive ROEs
●
Successfully working out residual Xcelecom issues
■
Achieved settlement agreements that accelerate certain collections and reduce on-going risk
Working for our customers and shareowners.

Delivering on our commitments.
Customer
Value
●
Infrastructure investments to ensure reliable service into
     the future
●
Customer programs with incentives to promote energy
     conservation and peak reduction
Shareowner
Value
●
Value through regulatory-supported investments
●
Investment deployment which will produce minimum
     volatility at a good return
Transforming Investment Into….

Conservation
●
UI energy efficiency and demand response programs are recognized nationally for innovation and excellence
Leveraging our Core Competencies
●
Upgrading aging infrastructure
●
Adding capacity to meet peak demand
●
Meeting customer needs
Transmission
Generation
Distribution
●
Upgrading aging infrastructure
●
Adding capacity to meet peak demand
●
Standards compliance
●
2007 legislation recognized the need for new peaking generation
●
Partnering with NRG offers an innovative response to meet
     generation needs while delivering customer and business value
Understanding what we do best.

5%
12%
17%
27%
39%
Infrastructure Replacement
Support Systems
Capacity
Customer
Other Infrastructure

$887 MILLION IN PROJECTS (2007-2016)
Distribution Opportunities
The time to invest is now.
●
Infrastructure Replacement
■
Upgrading substations
■
Network facilities
■
Distribution transformers
■
Splicing chambers
●
Support Systems
■
IT related projects
●
Capacity
■
Six new substations
●
Customer
■
Connecting customer loads
●
Other Infrastructure
■
Central facility

11%
26%
21%
25%
17%
Capacity
Aging Infrastructure
Standards Compliance
Middletown/Norwalk
Other

Transmission Opportunities
Opportunities are largely in our control.
●
Capacity
■
Six new substations
●
Aging Infrastructure
■
Substation rebuilds
■
Overhead and underground
          transmission upgrades
●
Standards Compliance
■

Fault duty mitigation
■

Transmission upgrades
●
Middletown/Norwalk
■
One of, if not the largest, 345-kV
         Gas Insulated Switchgear
         Substations in North America
■
5.6 miles of XLPE underground
         cable
●
Other
■
Customer driven
■
Regional solutions
$866 MILLION IN PROJECTS (2007-2016)

Avg Rate Base
2006
Capital Expenditures
2007-2012
Avg Rate Base
2012
$1500
$1000
$500
$0
$754M
$112
$243
$399
$1.1B
$503
$573
$1.2B
$473
$49
$653
Transmission
CAGR 27%
CTA
Distribution
CAGR 9%

Magnitude of Our Investment
Prudently investing in infrastructure to support customer needs.

Based on current estimates

Overall CAGR - 8%
MORE THAN TRIPLING
TRANSMISSION RATE BASE

Note: Includes only capital expenditures through 2012. Total capital expenditures through 2016 are $1.75B

($887 in distribution and $866 in transmission)

Recent Connecticut Legislation
An Act Concerning Electricity and Energy Efficiency
     (“2007 Energy Act”)
●
Provides for:
■
Cost of service generation including utility-owned
■
Decoupling of distribution revenues from sales
■
Increasing support for energy efficiency programs
■
Comprehensive procurement plan for needed resources
Constructive regulation - win, win for our customers and shareowners.

A New Opportunity:
The Hybrid Generation Model
“We’re ready to go...”
●
2007 legislation recognized the need for more peaking generation in Connecticut
●
UI/NRG team will propose new “cost of service” peaking generation projects that will deliver customer value
●
Partnering with NRG combines UI’s record of delivering customer benefits with NRG’s expertise in developing, building and operating generation assets
●
Potential project benefits include:
■
Increased system reliability
■
Competitive cost of construction & operation
■
Environmental benefits
■
Price stability of cost of service investment
●
The Hybrid model provides a template to expand into “base-load” generation investments that can provide additional consumer and business value
●
Timeframe
■
By February 1, 2008-proposal submitted to DPUC
■
June 1, 2008-decision expected on proposal
■
If approved by DPUC, COS peaking generation potentially in 2009
THE HYBRID GENERATION MODEL CAN PROVIDE THE “BEST OF BOTH WORLDS”

Energy Efficiency and Load Management
Conservation helps the customer, community, environment and UI.
●
Two decades of success in the design and delivery of innovative CLM services that provide significant customer, system and environmental benefits
●
Energy Efficiency
■
Programs achieve an average of 650,000 lifetime MWH reduction each year
■
Approximately 1% per year of permanent peak demand reduction
■
Nationally recognized “on-bill” financing program
■
First provider of Class III trading certificates in innovative energy efficiency renewable program
●
Load Management & Demand Response
■
More than 5% of system peak load participating in demand response programs (75
         MW)
■
Demand response contract for two of the nation’s largest retail providers throughout
         New England (291 locations)
■
Nearly 1% of system peak is shifted through thermal storage applications
UI IS ESTABLISHED AS A NATIONAL LEADER IN THE ENERGY EFFICIENCY & LOAD MANAGEMENT FIELD

Third Quarter Earnings
Decreased earnings volatility with divestiture of non-regulated businesses.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Continuing Operations
United Illuminating	$0.95	$0.96	$1.58	$1.73
Non-Recurring Item	—	0.27	—	0.27
Subtotal United Illuminating	$0.95	$1.23	$1.58	$2.00
Corporate	(0.03)	(0.02)	(0.06)	(0.10)
Divested Businesses–CSC & UBE	–	–	—	0.43
Total Continuing Operations	$0.92	$1.21	$1.52	$2.33
Discontinued Operations–Xcelecom	(0.08)	(0.73)	(0.07)	(3.27)
Total UIL Holdings	$0.84	$0.48	$1.45	$(0.94)

For Year Over Year Comparative Purposes
Total UIL Holdings Continuing Operations, excluding non-recurring item and divested businesses	$0.92	$0.94	$1.52	$1.63

2007 Financial Highlights
●
M/N incentive rate filing decision issued and effective in May, granting 100% CWIP in Rate Base and 50 bps incentive adder to ROE on advanced technology portion of project (approx. 50%)
●
Financing Plan approved by DPUC in June. Successfully priced $175M of Senior
      Notes in July. Issued $100M in September, $75M to be issued in December
●
In March, cash settlements of $2.5M for Terry’s Electric, and in
      September/October, $0.5M for ABW and $7.3M for Phalcon. Significantly moves the Xcelecom “tail” towards final resolution from both a financial and management attention perspective
●
Pass through of all generation service costs
Successes to move us to the future.

On track to meet 2007 earnings guidance.
2007 Earnings Guidance & Beyond
as of November 1, 2007
●
2007-2009 Earnings Guidance Drivers
■
Continued growth in distribution and transmission rate base
■
Earning the allowed rate of returns
■
Maintaining our capital structure, 48% equity / 52% debt
(1)   CAGR based on actual 2006 results, excluding the impact of IRS private letter ruling of $0.27 per share. Assumes UI earns the distribution allowed rate of return. If unable to earn return, management will make the appropriate regulatory filings to seek regulatory orders that provide the opportunity to earn the appropriate allowed return.
*    Includes the impact of the IRS private letter ruling of $0.27 per share
** Expectations are not intended to be additive

	2006 Actual	Nine Months Ended September 30, 2007	2007 EPS Guidance	2007-2009 CAGR(1)
United Illuminating Company	$2.12*	$1.58	$1.85-$1.95
Corporate	(0.15)	(0.06)	(0.10)-(0.05)
Total Continuing Operations	$1.97*	$1.52	$1.78-$1.88**	5%-8%

Financing Plan 2007-2009
●
Consolidated cash on hand at UIL on 9/30/07, $52.7 million
■
Primarily proceeds from non-utility divestitures
■
Used to infuse equity into UI
●
DPUC approved a 3-year debt financing plan of $375 million
■
Successfully priced $175 million in July ‘07
■
Closed on $100 million in September ‘07
■
Will close on additional $75 million in December ‘07
●
UIL Holdings to infuse equity into UI to maintain allowed capital structure of 48%
      equity, 52% debt
●
No equity issuance planned to support capital expenditure program through 2010, excluding potential generation spending
Using cash effectively to increase shareowner value.

Earnings per Share Growth	5% - 8%*
+	
Dividend Yield (1)	5%
=	
Total Shareowner Return	**10%-13%**

UIL is an Attractive Investment
Above average potential returns for our shareowners.
(1)
As of October 31, 2007
* Assumes achieving distribution allowed rate of return

Why UIL?
UIL. A smart investment for smart investors.
●
Competitively positioned for continued success
■
Solid enterprise foundation
■
Seasoned management team with industry expertise
■
Attractive investment opportunities in both distribution and transmission businesses
■
Future investment opportunities in generation on the horizon
■
Trusted by customers and stakeholders
●
Focused on regulated utility
■
Pure-play utility with earnings growth
●
Continued committment to the dividend
■
Consistent dividend for more than 12 years, returning an annual dividend of
     $1.728 per share

Appendix

10-Year Transmission Planning
Aging Infrastructure
Standards Compliance
Distribution Capacity
PROJECTS IN THREE CATEGORIES
Distribution capacity solutions exhausted
●
Distribution load transfers
●
Existing substation expansion
Majority of assets exceeding useful lives
●
Substation rebuilds
●
Line/Cable replacements
●
Component replacement
      program
North American Electric Reliability
Council Standards

Peak Load Forecast: UI Substation Load In 2012 vs. 2006 Rating

- 90/10 Weather
- All Identified Loads
- w/oC&LM

Loads Before Identification of "Distribution Solutions"
Mix
POS
'06 Rating: 69.3 MVA
2012 Load: 26.1 MVA
North Haven A&B
'06 Rating: 48.0 MVA
2012 Load: 41.0 MVA
Indian Well
74.5 MVA
90.5 MVA
Broadway
'06 Rating: 57.3 MVA
2012 Load: 55.3 MVA
Water Street
'06 Rating: 82.6 MVA
2012 Load: 66.8 MVA
Elmwest
'06 Rating: 96.0 MVA
2012 Load: 75.2 MVA
Quinnipiac
'06 Rating: 80.5 MVA
2012 Load: 77.3 MVA
Mill River I II
'06 Rating: 59.4 MVA 59.4 MVA
2012 Load: 55.0 MVA 48.5 MVA
Trap Falls
Trumbull
'06 Rating: 58.8 MVA
2012 Load: 6.4 MVA
Hawthorne
'06 Rating: 96.0 MVA
2012 Load: 84.0 MVA
Congress I II
'06 Rating: 96.0 MVA 96.0 MVA
2012 Load: 93.8 MVA 42.1 MVA
Milvon A&B
'06 Rating: 95.3 MVA
2012 Load: 78.8 MVA
Baird A&B
'06 Rating: 78.5 MVA
2012 Load: 58.3 MVA
Pequonnock
'06 Rating: 96.0 MVA
2012 Load: 35.1 MVA
Substation % of Rated Capacity in 2012
0 - 85 %
85 - 95%
95 – 100 %
100 % +

Distribution Capacity
Impact of Load Growth
2012

19%
Under 30 years
81%
Over 30 years

Number of Substations
5
4
3
2
1
0
5
10
15
20
25
30
35
40
45
50
55

Aging Infrastructure
OVERVIEW OF AN AGING SYSTEM
●
Majority of current assets installed in the
      1960’s and 1970’s
●
Common useful lives: 35 to 50+ years
■  At end of life, risk of failure increases
■
Reliability diminishes
SUBSTATIONS

Standards Compliance
●
North American Electric Reliability Council/Northeast Power Coordinating
     Council/ISO-NE Reliability Standards:
■
Thermal
◆
Standards intended to ensure that equipment and components
         remain within acceptable operating limits
■
Voltage
◆
Standards intended to keep system voltage within acceptable limits
■
Short Circuit
◆
Standards designed to prevent equipment from failing
■
Bulk Power System Protection Criteria
●
Prioritization Criteria:
■
Projected future date that condition creating violation could develop
■
The identified early-phase projects address concerns in all four areas above

2006	2007	2008	2009	2010	2011	2012	2013-2016	Total 2007-2016
Distribution									
Infrastructure	$ 46	$ 56	$ 64	$ 69	$ 77	$ 82	$ 85	$ 300	$ 733
Central Facility	—	15	11	9	4	7	6	15	67
IT	10	5	10	17	26	21	9	—	88
Total Distribution	**$ 56**	**$ 76**	**$ 85**	**$ 95**	**$ 107**	**$ 110**	**$ 100**	**$ 315**	**$ 888**
Transmission									
M/N	25	172	50	8	—	—	—	—	230
Transmission—Other	6	10	7	18	71	96	71	363	636
Total Transmission	**$ 31**	**$ 182**	**$ 57**	**$ 26**	**$ 71**	**$ 96**	**$ 71**	**$ 363**	**$ 866**
Total Capital Expenditures	**$ 87**	**$ 258**	**$ 142**	**$ 121**	**$ 178**	**$ 206**	**$ 171**	**$ 678**	**$ 1,753**

$1.75B Capital Expenditure Details

$754
$860
$1,000
$1,024
$1,031
$1,113
$1,175
$MM
Overall CAGR 8%
$1200
$1000
$800
$600
$400
$200
$0
27% CAGR
9% CAGR
$112
$243
$399
$211
$223
$426
$353
$195
$452
$376
$165
$484
$387
$129
$515
$422
$90
$600
$473
$49
$653
Transmission
CTA
Distribution
2006
2007
2008
2009
2010
2011
2012

Investments for the Customer Results in
Returns to our Shareowners
Substantial, sustained growth in rate base.
Average Rate Base

UI to Own, Construct & Operate 345kV Singer Substation and 5.6 miles of 345kV XLPE UG Cable
3 Miles of 345kV OH
2 Miles of 345kV OH
Middletown
Scovill Rock S/S
Beseck S/S
7 Miles of 345kV OH
33 Miles of 345kV OH
East Devon S/S
Singer S/S
Norwalk S/S
8 Miles of 2 - 345kV "XLPE" UG
16 Miles of 2 - 345kV "XLPE" UG
Norwalk

EXPERIENCE & DEMONSTRATED CAPABILITIES
Middletown to Norwalk
Transmission Project
●
Cap Ex: $255-$285
      million
●
In service in 2009
●
All underground
●
One of, if not the largest
      345-kV Gas Insulated
      Switchgear substation in
      North America
●
Rate base growth:
      $260-$290 million
●
FERC incentives
      approved pending
      requests for rehearing
●
100% CWIP, ROE adder
      granted

11%
26%
21%
25%
17%
Capacity
Aging Infrastructure
Standards Compliance
Middletown/Norwalk
Other

NORTH HAVEN
GLEN LAKE
ANSONIA
SACKETT
JUNE
DERBY JCT
TRAP FALLS
HAWTHORNE
OLD TOWN
DEVON
WOODMONT
BARNUM
SINGER
ASH CREEK
ELM WEST
QUINNIPIAC
BRANFORD RR
TOTOKET JCT

UI Transmission Project Locations
Sampling of Some of the Major Projects:
Capacity:Trumbull, Shelton, Fairfield, Orange,
Hamden, North Branford Substations
Aging:Grand, Baird, Sackett Substation Rebuilds
Standards Compliance: Naugatuck Valley,
Pequonnock Fault Duty, Underground transmission
Other: e.g. customer driven needs, regional solutions, etc.

Top 7 (Immediate) Major Projects (1-4)
●
Middletown to Norwalk
■
Approximate total T-CapEx: $255-$285 million
■
Nearly 50% complete
■
Expected in service: 2009
●
Trumbull Substation
■
Approximate total T-CapEx: $12 million
■
Approximately 50% complete
■
Expected in service: 2008
●
Shelton Substation
■
Driven by Distribution demand
■
Preliminary T-CapEx estimate: $21 million
■
Expected in service: 2010
●
Grand Avenue Switching Station
■
Operational limitations due to ring bus design, wiring and steel deterioration, no expansion capability, breaker concerns, etc.
■
Preliminary T-CapEx estimate: $37 million
■
Expected in service: 2012

Top 7 (Immediate) Major Projects (5-7)
●
Pequonnock Station
■
Short circuit over-duty issues.
■
Solution may allow for future generation connection
■
Preliminary T-CapEx estimate: $45 million
■
Expected in service: 2011
●
Naugatuck Valley Reliability
■
Current severe low voltage conditions at multiple substations. Single contingency causing loss in excess of 100 MW. Future Thermal contingency issues.
■
Preliminary T-CapEx estimate: $54 million
■
Expected in service: 2012
●
115Kv High Pressure Fluid Filled (HPFF) under ground cable upgrade
■
Driven by demand and generation placement.
■
Future Thermal contingency issues. Preliminary T-CapEx estimate: $45 million
■
Expected in service: 2015
ALL THREE PROJECTS CURRENTLY UNDER IN-DEPTH STUDY WITH ISO-NE (SWCT WORKING GROUP)

Highlights
●
Distribution rate case decision in January 2006
■
Allows for an increase in rates annual on each January 1st to 1/1/09
■
Allowed ROE 9.75%, achieved 9.88% after sharing in 2006
■
Capital structure - 48% equity, 52% debt
■
Sales forecast 1% growth per year
■
50/50 sharing on earnings in excess of allowed ROE
●
Transmission
■
Approved Middletown/Norwalk transmission project to be complete in 2009
◆
$255-$285 million commitment
■
FERC incentives for M/N project - pending requests for rehearing
◆
Increase of CWIP in rate base to 100%
◆
Additional ROE incentive - 50 basis points for advanced transmission technologies
         (estimated at approximately 50% of project costs)
■
Retail Transmission tracker
◆
Tracks FERC-approved Transmission revenue requirements
◆
Rates are looking forward
◆
Adjusted every six months
●
10-year Distribution and Transmission capital expenditure plan
●
Financial flexibility - total 2006 proceeds from non-utility divestitures, $143 million
●
Labor stability - collective bargaining agreement through 2011